FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                        SUPPLEMENT DATED FEBRUARY 8, 2002
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2001

The Statement of Additional Information is amended as follows:

  I.  Under THE FUNDS - GOALS AND STRATEGIES section.

      a) The last paragraph in the section for Franklin Global Communications Securities Fund is replaced with the following language:

             The Fund is subject to Fundamental Investment Restrictions 1.1, 2.4, 3.1, 4.1, 10.3 and 18.

      b) The third paragraph in the section for Mutual Discovery Fund and Mutual Shares Securities Fund, under "Other Investment Strategies," titled "Closed-end investment companies" is deleted.

 II. The address for Franklin Templeton Investments is One Franklin Parkway, P.O. Box 7777, San Mateo, CA 94403-7777.

III.  Under OFFICERS AND TRUSTEES section.

      a) The name and biographical information for Robert S. James is deleted, and

      b) the name, age, and address of the following Board member, as well as his affiliations and principal occupations during the past five years are shown below.

             *Christopher H. Pinkerton (44)
             5701 Golden Hills Drive
             Minneapolis, MN  55416-1297
             TRUSTEE

             President, USAllianz Investor Services, LLC and USAllianz Advisors; Senior Vice President, Variable Products Division, Allianz Life Insurance Company of North America; fellow, Life Management Institute. Vice President of Marketing, Nationwide Financial Services (until 1999).

             *This Board member is considered an "interested person" under federal securities laws.

IV.  Under MANAGEMENT AND OTHER SERVICES section.

      a) The paragraph which references the sub-advisors to the Funds is replaced by the following paragraph:

             Franklin Advisers, Inc. is the sub-advisor for Asset Strategy Fund. Franklin Templeton Investments (Asia) Limited (FTI Asia), is the sub-advisor for International Smaller Companies Fund. Templeton Asset Management Limited, Singapore (TAML) is the sub-advisor for Growth Securities Fund. SSgA Funds Management, Inc. (SSgA), is the sub-advisor for Franklin S&P 500 Index Fund (Fund). SSgA, a registered investment advisor, is a subsidiary of State Street Bank and Trust Company. The sub-advisors have agreements with the managers and provide the managers with investment advice and assistance. FTI Asia provides the portfolio management services of Simon Rudolph while he remains employed by FTI Asia. TAML provides the portfolio management services of John Crone while he remains employed by TAML. The sub-advisors' activities are subject to the Board's review and control, as well as the managers' instructions and supervision. The code ethics of SSgA is filed with, and available from, the SEC.

      b) In the table listing the sub-advisors fee rates, the information with respect to TIC as sub-advisor for Strategic Income Fund and Global Income Fund is deleted and the following information is added with respect to the sub-advisor for Asset Strategy Fund, Growth Securities Fund and International Smaller Companies Fund.

           SUB-
           ADVISOR    FUND          ANNUAL FEE RATES
           --------------------------------------------------------------------

           Advisers  Asset          0.227% of the value of
                     Strategy       net assets up to and including $200
                     Fund           million;
                                    0.205% of the value of net assets
                                    over $200 million up to and including $1.3 billion; and
                                    0.182% of the value of net
                                    assets over $1.3 billion.

           FTI Asia  International  0.60% of the value of the
                     Smaller        net assets up to and
                     Companies      including $200 million;
                     Fund           0.535% of the value of the net assets up to
                                    and including $1.3 billion; and
                                    0.48% of the value of the net assets over $1.3 billion.

           TAML      Growth         0.80% of the value of the
                     Securities     net assets up to and
                     Fund           including $100 million;
                                    0.72% of the value of the net assets up to and including $250 million;
                                    0.64% of the value of the net assets up to and including $500 million; and
                                    0.60% of the value of net
                                    assets over $1.3 billion.

       c)  The section which references the Custodians is changed to read:

             CUSTODIANS Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Funds' securities and other assets, except Asset Strategy Fund, Developing Markets Fund, Global Income Fund, Growth Securities Fund, International Securities Fund and International Smaller Companies Fund. JPMorgan Chase Bank, formerly Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the securities and other assets of Asset Strategy Fund, Developing Markets Fund, Global Income Fund, Growth Securities Fund, International Securities Fund and International Smaller Companies Fund. As foreign custody manager, JPMorgan Chase Bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                FTVIPT SAI 20802